File No. 33-56059

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 4

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

      THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
  EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  February 27, 1998
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

     Pursuant to Rule 24f-2 under the Investment Company  Act  of
1940,   the  issuer  has  registered  an  indefinite  amount   of
securities.   A 24f-2 Notice for the offering was last  filed  on
December 12, 1997.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                                775,931 UNITS

PROSPECTUS
Part One
Dated February 25, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

The Trust

The Emerging Markets Growth & Treasury Securities Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds (Treasury Obligations) and common stocks issued by foreign companies located in countries which, as of the Initial Date of Deposit, were experiencing rapid growth and industrialization. At January 16, 1998, each Unit represented a 1/775,931 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, plus a sales charge of 4.0% of the Public Offering Price (4.167% of the net amount invested) excluding income and principal cash. At January 16, 1998, the Public Offering Price per Unit was $10.6725 (see "Public Offering" in Part Two). The minimum purchase is $1,000.

       Please retain all parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1
           SUMMARY OF ESSENTIAL INFORMATION AS OF JANUARY 16, 1998
                        Sponsor:  Nike Securities L.P.
                    Evaluator:  First Trust Advisors L.P.
                      Trustee:  The Chase Manhattan Bank

GENERAL INFORMATION

Aggregate Maturity Value of Treasury Obligations in the Trust       $7,760,000
Number of Units                                                        775,931
Fractional Undivided Interest in the Trust per Unit                  1/775,931
Public Offering Price:
  Aggregate Value of Securities in the Portfolio                    $7,925,132
  Aggregate Value of Securities per Unit                              $10.2137
  Income and Principal cash in the Portfolio                           $25,766
  Income and Principal cash per Unit                                    $.0332
  Sales Charge 4.167% (4.0% of Public Offering Price,
    excluding income and principal cash)                                $.4256
  Public Offering Price per Unit                                      $10.6725
Redemption Price and Sponsor's Repurchase Price per
  Unit ($.4256 less than the Public Offering Price per
  Unit)                                                               $10.2469

Date Trust Established                                       November 18, 1994
Mandatory Termination Date                                   November 15, 2004
Evaluator's Annual Fee: $.0040 per Unit outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an                            Maximum of $.0090 per
  affiliate of the Sponsor                           Unit outstanding annually
Bookkeeping and administrative                           Maximum of $.0010 per
  expenses payable to the Sponsor                    Unit outstanding annually

Trustee's Annual Fee:  $.0110 per Unit outstanding.
Capital Distribution Record Date: Fifteenth day of each December. Capital Distribution Date: Thirty-first day of each December.
Income Distribution Record Date:  Fifteenth day of each December.
Income Distribution Date:  Last day of each December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
Special Situations Trust, Series 108,
Emerging Markets Growth & Treasury
Securities Trust, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Special Situations Trust, Series 108, Emerging Markets Growth & Treasury Securities Trust, Series 1 as of October 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended and for the period from the Initial Date of Deposit, November 18, 1994, to October 31, 1995. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 108, Emerging Markets Growth & Treasury Securities Trust, Series 1 at October 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended and for the period from the Initial Date of Deposit, November 18, 1994, to October 31, 1995, in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
February 12, 1998

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                               October 31, 1997


                                    ASSETS

Securities, at market value (cost, including accretion
  on the treasury obligations, $8,850,095)
  (Note 1)                                                        $8,521,115
Cash                                                                  35,891
Dividends receivable                                                   5,510
Receivable from investment transactions                               12,225
                                                                  __________
                                                                   8,574,741

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                   21,387
                                                                  __________

Net assets, applicable to 844,346 outstanding
    units of fractional undivided interest:
  Cost of Trust assets, including accretion
    on the treasury obligations (Note 1)             $8,850,095
  Net unrealized depreciation (Note 2)                (328,980)
  Distributable funds                                    32,239
                                                     __________

                                                                  $8,553,354
                                                                  ==========

Net asset value per unit                                            $10.1302
                                                                  ==========


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                     PORTFOLIO - See notes to portfolio.

                               October 31, 1997


    Maturity                                                         Market
     value          Name of Issuer and Title of Security             value

                    Zero coupon U.S. Treasury bonds
$8,444,000(1)         maturing November 15, 2004                    $5,594,603
==========

     Number
       of
     Shares         Name of Issuer of Equity Securities


      8,705         Cementos de Mexico S.A. (ADR)                       74,950
     10,222 (2)     China Steel Corporation (GDR)                      154,148
     58,249         Cifra S.A. de C.V. (ADR)                           115,916
      5,798         Empresa Nacional de Electricidad
                      S.A. (ADR)                                       116,685
     17,000         Genting BHD                                         48,228
      8,582         Grupo Carso S.A. de C.V. (ADR)                     105,379
      8,500         Carso Global Telecom SA                             57,970
      4,309         Grupo Televisa S.A. (ADR)                          133,579
      7,936         Hong Kong Telecommunications, Ltd. (ADR)           152,212
      6,627         Hutchison Whampoa, Ltd. (ADR)                      230,156
      8,596         Korea Electric Power Corporation (ADR)              70,315
     15,400         Malayan Banking BHD                                 59,956
     19,064 (3)     Overseas-Chinese Banking Corp., Ltd.               107,212
     21,293         Overseas-Chinese Banking Corp., Ltd. (Rights)       13,685
      6,688 (4)     Philippine Long Distance
                      Telephone Co. (ADR)                              162,184
      4,781         Pohang Iron & Steel Company Ltd. (ADR)              77,692
      4,383         Samsung Electronics (GDR)                           49,757
     16,720         Shinawatra Computer & Communications
                      Public Co., Ltd. (ADR)                            32,938
     17,195         Singapore Airlines, Ltd.                           130,409
      5,101         TelecomAsia Corporation (GDR)                       22,801
      4,372         Telecomunicacoes Brasileiras S.A. (ADR)            441,747
      6,664         Telefonica de Argentina S.A. (ADR)                 187,425
     24,500 (5)     Telekom Malaysia BHD                                63,959
     34,000         Tenaga Nasional BHD                                 73,881
      7,604         YPF Sociedad Anonima (ADR)                         243,328
                                                                    __________
                    Total equity securities                          2,926,512
                                                                    __________

                    Total investments                               $8,521,115
                                                                    ==========


             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                              NOTES TO PORTFOLIO

                               October 31, 1997

(1) The treasury obligations have been purchased at a discount from their par value because there is no stated interest income thereon (such securities are often referred to as U.S. Treasury zero coupon bonds). Over the life of the treasury obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.

(2)   The number of shares reflects the effect of a 2.5% stock dividend.

(3)   The number of shares reflects the effect of a 20% stock dividend.

(4)   The number of shares reflects the effect of a two for one stock split.

(5)   The number of shares reflects the effect of a three for two stock split.

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                                    Period
                                                                    from the
                                                                  Initial Date
                                                                  of Deposit,
                                                                    Nov. 18,
                                           Year ended  Year ended   1994, to
                                            Oct. 31,    Oct. 31,    Oct. 31,
                                              1997        1996        1995

Interest income                             $393,028    375,439     322,107
Dividends                                     80,076     71,973      47,710
                                           ________________________________
Total investment income                      473,104    447,412     369,817

Expenses:
  Trustee's fees and related expenses       (15,035)   (15,287)    (11,452)
  Evaluator's fees                           (3,611)    (3,760)     (3,340)
  Supervisory fees                           (8,098)    (8,491)     (7,815)
  Administrative fees                          (900)      (931)       (913)
                                           ________________________________
Total expenses                              (27,644)   (28,469)    (23,520)
                                           ________________________________
Investment income - net                      445,460    418,943     346,297

Net gain (loss) on investments:
  Net realized gain (loss)                   (1,052)   (25,585)       3,672
  Change in net unrealized appreciation
    or depreciation                        (598,535)    278,060     (8,505)
                                           ________________________________

                                           (599,587)    252,475     (4,833)
                                           ________________________________

Net increase (decrease) in net assets
  resulting from operations               $(154,127)    671,418     341,464
                                           ================================


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                                    Period
                                                                    from the
                                                                  Initial Date
                                                                  of Deposit,
                                                                    Nov. 18,
                                           Year ended  Year ended   1994, to
                                            Oct. 31,    Oct. 31,    Oct. 31,
                                              1997        1996        1995

Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                   $445,460    418,943     346,297
  Net realized gain (loss) on investments    (1,052)   (25,585)       3,672
  Change in net unrealized appreciation
    or depreciation on investments         (598,535)    278,060     (8,505)
                                          _________________________________
                                           (154,127)    671,418     341,464

Units issued (900,000 in 1995)                     -          -   8,448,530
Units redeemed (66,333, 33,710 and 5,611
  in 1997, 1996 and 1995, respectively)    (739,536)  (337,052)    (55,427)

Distributions to unit holders:
  Investment income - net                   (63,930)   (18,373)           -
  Principal from investment transactions           -          -           -
                                          _________________________________
                                            (63,930)   (18,373)           -
                                          _________________________________
Total increase (decrease) in net assets    (957,593)    315,993   8,734,567

Net assets:
  At the beginning of the period
    (representing 910,679 units,
    944,389 units and 50,000 units
    outstanding at November 1, 1996
    and 1995 and November 18, 1994,
    respectively)                          9,510,947  9,194,954     460,387
                                          _________________________________
  At the end of the period (including
    distributable funds applicable to
    Trust units of $32,239, $42,660
    and $22,752 at October 31, 1997,
    1996 and 1995, respectively)          $8,553,354  9,510,947   9,194,954
                                          =================================
Trust units outstanding at the end
  of the period                              844,346    910,679     944,389


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS

1.  Significant accounting policies

Security valuation -

The treasury obligations are stated at values as determined by First Trust Advisors L.P., an affiliate of the Sponsor. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

The equity securities are stated at the closing sale prices of listed equity securities and the bid prices of over-the-counter traded equity securities.

Investment income -

Dividends on each equity security are recognized on such equity security's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the treasury obligations. Such amortization is included in the cost of the treasury obligations and not in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's treasury obligations is based on the offering price of the treasury obligations on the dates the treasury obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the equity securities is based on the market value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services, which is based on $.0110 per annum per unit outstanding based on the largest aggregate number of units outstanding during the calendar year. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. In addition, the Evaluator will receive an annual fee based on $.0040 per unit outstanding. The Trust also pays recurring financial reporting costs, an annual supervisory fee payable to an affiliate of the Sponsor and an annual administrative fee payable to the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized depreciation at October 31, 1997 follows:

                                       Treasury       Equity
                                     obligations    securities     Total

          Unrealized depreciation     $      -     (1,559,851)  (1,559,851)
          Unrealized appreciation      767,264         463,607    1,230,871
                                      _____________________________________

                                      $767,264     (1,096,244)    (328,980)
                                      =====================================

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the treasury obligations and the aggregate underlying value of the equity securities on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Income distributions to unit holders are made annually on December 31 to unit holders of record on December 15. Principal distributions to unit holders, if any, are made on December 31 to unit holders of record on December 15.

Selected data per unit of the Trust
  outstanding throughout each period -

                                                                  Period from
                                                                    the Date
                                                                  of Deposit,
                                                                    Nov. 18,
                                           Year ended  Year ended   1994, to
                                            Oct. 31,    Oct. 31,    Oct. 31,
                                              1997        1996        1995

Investment income - interest and
  dividends                                    $.5258     .4808       .4058
Expenses                                       (.0307)   (.0306)     (.0258)
                                             ______________________________
    Investment income - net                     .4951     .4502       .3800

Distributions to unit holders:
  Investment income - net                      (.0702)   (.0195)          -
  Principal from investment transactions             -        -           -

Net gain (loss) on investments                 (.7385)    .2767       .1487
                                             ______________________________
    Total increase (decrease) in
    net assets                                 (.3136)    .7074       .5287

Net assets:
  Beginning of the period                     10.4438    9.7364      9.2077
                                             ______________________________

  End of the period                          $10.1302   10.4438      9.7364
                                             ==============================

Investment income - interest and dividends, Expenses and Investment income - net per unit have been calculated based on the weighted average number of units outstanding during each period (899,815, 930,642 and 911,253 units during the periods ended October 31, 1997, 1996 and 1995, respectively). Distributions to unit holders of investment income-net reflects the Trust's actual distributions of $.0702 per unit to 910,679 units on December 31, 1996 and $.0195 per unit to 942,189 units on December 29, 1995. The Net gain
(loss) on investments per unit during the period ended October 31, 1995 includes the effects of changes arising from issuance of 900,000 additional units during the period at net asset values which differed from the net asset value per unit of the original 50,000 units ($9.2077 per unit) on November 18, 1994.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108
        EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                            ______________________
                             P R O S P E C T U S
                            ______________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



Part II of II

    THE FIRST TRUST (REGISTERED TRADEMARK) SPECIAL SITUATIONS TRUST

PROSPECTUS                               NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                         ONLY BE USED WITH PART ONE
Dated January 30, 1998                                       AND PART THREE

The Trust. The First Trust Special Situations Trusts, (the "Trusts" and each a "Trust") are unit investment trusts consisting of portfolios containing common stocks and, in certain Trusts, zero coupon U.S. Treasury bonds. See Parts One and Three for a more complete description of the portfolio for each Trust, including whether the portfolio of a Trust includes zero coupon U.S. Treasury bonds.

The general objective of the Trusts containing only common stocks ("Equity Securities") (the "Equity Trusts") is to provide potential capital appreciation and, in certain Trusts, to provide income. The objective of the Trusts containing Equity Securities and zero coupon U.S. Treasury bonds ("Treasury Obligations") (the "Growth and Treasury Trusts") is to protect Unit holders' capital and provide potential capital appreciation. For a more specific description of the objective of each Trust, see "The Objective of the Trusts" in Part Three. Collectively the Treasury Obligations and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One for each Trust. Each Trust has a Mandatory Termination Date as indicated in Part One. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Growth and Treasury Trusts, whose net asset values will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objectives of the Trusts will be achieved.

Each Unit of a Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Growth and Treasury Trusts have been organized so that purchasers of Units should receive, at the termination of a Trust, an amount per Unit at least equal to $1.00, or $10.00 for certain Trusts (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Growth and Treasury Trusts never paid a dividend and the value of the Equity Securities were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Growth and Treasury Trusts provides Unit holders who purchase Units at a price of $1.00, or $10.00 for certain Growth and Treasury Trusts, or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $1.00, or $10.00 for certain Growth and Treasury Trusts, per Unit, this feature may also provide a potential for capital appreciation. See Part One for each Growth and Treasury Trust to determine those Trusts for which information is based on $1.00 per Unit or $10.00 per Unit. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF A GROWTH AND TREASURY TRUST MAY RECEIVE MORE OR LESS THAN $1.00 PER UNIT (OR $10.00 PER UNIT FOR CERTAIN TRUSTS) DEPENDING ON MARKET CONDITIONS ON THE DATE UNIT ARE SOLD OR REDEEMED.

The Treasury Obligations deposited in a Growth and Treasury Trust on the Initial Date of Deposit will mature as listed in the "Portfolio" appearing in Part One for each Trust. The Treasury Obligations in a Growth and Treasury Trust have a maturity value equal to or greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Growth and Treasury Trust on the Initial Date of Deposit. The Equity Securities deposited in a Trust's portfolio have no fixed maturity date and the value of these underlying Equity Securities will fluctuate with changes in the values of stocks in general and with changes in the conditions and performance of the specific Securities owned by the Trusts. See "Portfolio" appearing in Part One for each Trust.

ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The secondary market Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Treasury Obligations (if applicable) and the aggregate underlying value of the Equity Securities in the Trusts (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a sales charge as indicated in Part One for each Trust. The minimum purchase of each Trust is that amount as set forth in Part One for each Trust. For certain Trusts, the sales charge is reduced on a graduated scale for sales involving at least a minimum number of Units or a minimum dollar amount. See "Public Offering-How is the Public Offering Price Determined?"

Dividend and Capital Distributions. Distributions of dividends and capital received, if any, by a Trust will be paid in cash on the Distribution Date to Unit holders of record on the Record Date as set forth in the "Summary of Essential Information" in Part One for each Trust. Any distribution of income and/or capital will be net of the expenses of the Trust. Distributions of funds in the Capital Account, if any, will be made at least annually in December of each year. INCOME WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS (IF APPLICABLE) WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS OF A GROWTH AND TREASURY TRUST WILL BE SUBJECT TO INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of a Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Secondary Market for Units. The Sponsor may maintain a market for Units of the Trusts and offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations (if applicable) and the aggregate underlying value of Equity Securities in a Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus cash, if any, in the Capital and Income Accounts of the Trusts. If a secondary market is not maintained, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Treasury Obligations (if applicable) plus the aggregate underlying value of the Equity Securities in a Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of such Trust. See "Rights of Unit Holders-How May Units be Redeemed?" For certain Trusts, a Unit holder tendering the minimum amount specified in "Summary of Essential Information" appearing in Part One for such Trust for redemption may request a distribution of shares of Equity Securities (reduced by customary transfer and registration charges) (an "In-Kind Distribution") in lieu of payment in cash. See "Rights of Unit Holders-How May Units be Redeemed?"

Termination. Commencing no later than the Mandatory Termination Date, Equity Securities will begin to be sold as prescribed by the Sponsor. The Trustee shall provide written notice of any termination of a Trust to Unit holders which will specify when Unit holders may surrender their certificates for cancellation and will include a form to enable Unit holders to elect an In-Kind Distribution if such Unit holder owns at least that minimum amount specified in "Summary of Essential Information," in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders of a Growth and Treasury Trust will receive their pro rata portion of the Treasury Obligations in cash upon the termination of such Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least ten business days prior to the Mandatory Termination Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after a Trust is terminated. See "Rights of Unit Holders-How are Income and Capital Distributed?" and "Other Information-How May the Indenture be Amended or Terminated?"

                THE FIRST TRUST SPECIAL SITUATIONS TRUST

What is The First Trust Special Situations Trust?

The First Trust Special Situations Trust (the "Trusts" and each a "Trust") is a series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust"). Each Trust in the Growth and Treasury Trust Series consists of an underlying separate unit investment trust consisting of a portfolio of zero coupon U.S. Treasury bonds, such securities being referred to herein as the "Treasury Obligations," and equity securities ("Equity Securities"). Each Trust in the Equity Trust Series consists only of common stocks. All Trusts were created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P. as Sponsor, The Chase Manhattan Bank, as Trustee, Securities Evaluation Service, Inc., as Evaluator for certain Trusts, First Trust Advisors L.P., as Evaluator for certain Trusts, and First Trust Advisors L.P. as Portfolio Supervisor. See "The Trusts" in Part Three for a more complete description of the portfolio for each Trust.

The general objective of the Equity Trusts is to provide potential capital appreciation and, in certain Trusts, to provide income. The general objective of the Growth and Treasury Trusts is to protect Unit holders' capital and provide potential capital appreciation. See "The Objective of the Trusts" in Part Three for each Trust for a more specific description of the Trust's objective. The Treasury Obligations in the Growth and Treasury Trusts evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of a Growth and Treasury Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a purchaser's acquisition cost. Collectively, the Treasury Obligations and Equity Securities in each Growth and Treasury Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objectives of the Trusts will be achieved.

The Growth and Treasury Trusts have been organized so that purchasers of Units should receive, at the termination of a Growth and Treasury Trust, an amount per Unit at least equal to $1.00 per Unit, or $10.00 per Unit for certain Trusts (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Equity Securities never paid a dividend and the value of the Equity Securities in a Growth and Treasury Trust were to decrease to zero, which the Sponsor considers highly unlikely. The receipt of only $1.00 per Unit, or $10.00 per Unit for certain Trusts, upon termination of a Growth and Treasury Trust (an event which the Sponsor believes is unlikely) represents a substantial loss on a present value basis. Furthermore, the $1.00 per Unit, or $10.00 per Unit for certain Trusts, in no respect protects investors against diminution in the purchasing power of their investment due to inflation (although expectations concerning inflation are a component in determining prevailing interest rates, which in turn determine present values). To the extent that Units of a Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trusts will increase. See "Rights of Unit Holders-How May Units be Redeemed?" Each Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information," appearing in Part One for each Trust.

What are the Expenses and Charges?

With the exception of brokerage fees for certain trusts discussed in "Rights of Unit Holders-How May Securities be Removed from the Trusts?" and bookkeeping and other administrative services provided to certain Trusts, for which the Sponsor will be reimbursed in amounts as set forth under "Summary of Essential Information" in Part One (if applicable), the Sponsor will not receive any fees in connection with its activities relating to the Trusts.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" in Part One of this Prospectus, for providing portfolio supervisory services for the Trusts. Such fee is based on the number of Units outstanding in a Trust on January 1 of each year, except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. In providing such supervisory services, the Portfolio Supervisor may purchase research services from a variety of sources which may include underwriters or dealers of the Trusts.

Subsequent to the initial offering period, First Trust Advisors L.P. or Securities Evaluation Service, Inc. (as applicable), the Evaluator for the respective Trusts, will receive a fee as indicated in the "Summary of Essential Information" in Part One of this Prospectus.

The Trustee pays certain expenses of a Trust for which it is reimbursed by such Trust. The Trustee will receive for its ordinary recurring services to a Trust an annual fee as indicated in the "Summary of Essential Information" in Part One. The fee is computed per Unit in such Trust, based upon the largest aggregate number of Units of such Trust outstanding at any time during the calendar year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, see "Rights of Unit Holders."

The Trustee's and the above described fees are payable from the Income Account of a Trust to the extent funds are available, and then from the Capital Account of such Trust. Since funds being held in the Capital and Income Accounts are for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. However, the Trustee may bear from its own resources certain expenses relating to certain Trusts, including organization costs and brokerage commissions.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

For certain Trusts, as set forth in the "Summary of Essential Information" appearing in Part One for such Trusts, expenses incurred in establishing such Trusts, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustee and any other out-of-pocket expenses, have been paid by the Trust and are being charged off over a period not to exceed five years from such Trust's Initial Date of Deposit, or over a period not to exceed the life of the Trust, if shorter than five years.

The following additional charges are or may be incurred by the Trusts: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trusts; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trusts; all taxes and other government charges imposed upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trusts. In addition, the Trustee is empowered to sell Securities in a Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of the Trust except that the Trustee shall not sell Treasury Obligations in a Growth and Treasury Trust to pay Trust expenses. Since the Equity Securities are all common stocks and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trusts. As described above, if dividends are insufficient to cover expenses, it is likely that Equity Securities will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires a Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $.50 per 1,000 Units if information is based on $1.00 per Unit (or per 100 Units if information is based on $10.00 per Unit). Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unit holders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trusts. For purposes of the following discussions and opinions, it is assumed that the Equity Securities are equity for Federal income tax purposes.

In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

1. The Trusts are not associations taxable as corporations for Federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of each of the assets of a Trust under the Code; and the income of a Trust will be treated as income of the Unit holders thereof under the Code. Each Unit holder will be considered to have received his or her pro rata share of income derived from each Trust asset when such income is considered received by a Trust.

2. Each Unit holder will have a taxable event when a Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unit holder. The price a Unit holder pays for his or her Units, generally including sales charges, is allocated among his or her pro rata portion of each Security held by a Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unit holder purchases his or her Units) in order to determine his or her tax basis for his or her pro rata portion of each Security held by a Trust. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unit holders holding securities that are substantially identical to the Securities. Unit holders should consult their own tax advisers with regard to the calculation of basis. The Treasury Obligations held by a Growth and Treasury Trust are treated as stripped bonds and may be treated as bonds issued at an original issue discount as of the date a Unit holder purchases his or her Units. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unit holder's tax basis for his or her pro rata portion of each Treasury Obligation held by a Growth and Treasury Trust (determined at the time he or she acquires his or her Units, in the manner described above) shall be treated as its "purchase price" by the Unit holder. Original issue discount is effectively treated as interest for Federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his or her daily portions of original issue discount attributable to the Treasury Obligations held by a Growth and Treasury Trust as such original issue discount accrues and will in general be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unit holders during such year to the extent it is not less than a "de minimis" amount as determined under Treasury Regulations relating to stripped bonds. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount is generally treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unit holders of a Growth and Treasury Trust each year. Unit holders should consult their tax advisers regarding the Federal income tax consequences and accretion of original issue discount. For Federal income tax purposes, a Unit holder's pro rata portion of dividends, as defined by Section 316 of the Code, paid by a corporation with respect to an Equity Security held by a Trust are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits." A Unit holder's pro rata portion of dividends paid on such Equity Security which exceed such current and accumulated earnings and profits will first reduce a Unit holder's tax basis in such Equity Security, and to the extent that such dividends exceed a Unit holder's tax basis in such Equity Security shall generally be treated as capital gain. In general, the holding period of any such capital gain will be determined by the period of time a Unit holder has held his or her Units.

3. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital gain except in the case of a dealer or a financial institution. A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital loss except in the case of a dealer or a financial institution. Unit holders should consult their tax advisers regarding the recognition of such capital gains and losses for Federal income tax purposes.

Dividends Received Deduction. A Unit holder will be considered to have received all of the dividends paid on his or her pro rata portion of each Equity Security when such dividends are received by a Trust. Unit holders will be taxed in this manner regardless of whether distributions from a Trust are actually received by the Unit holder.

A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unit holder's pro rata portion of dividends received by a Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Equity Securities paying such dividends (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unit holder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unit holders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.

To the extent dividends received by a Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.

Recognition of Taxable Gain or Loss Upon Disposition of Securities by a Trust or Disposition of Units. As discussed above, a Unit holder may recognize taxable gain (or loss) when a Security is disposed of by a Trust or if the Unit holder disposes of a Unit (although losses incurred by Rollover Unit holders may be subject to disallowance, as discussed above). For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal tax rate of 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the trade date) is excluded for purposes of determining the holding period for the Unit. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applies in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

The 1997 Tax Act (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not less) and for purposes of determining the holding period. Unit holders should consult their own tax advisers with regard to any such constructive sales rules.

Limitations on Deductibility of Trust Expenses by Unit Holders. Each Unit holder's pro rata share of each expense paid by a Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by such Unit holder. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unit holders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

Special Tax Consequences of In-Kind Distributions Upon Termination of a Trust or Upon Redemption of Units (for Certain Equity Trusts). As discussed in "Rights of Unit Holders-How are Income and Capital Distributed?", under certain circumstances a Unit holder who owns at least that minimum amount specified in "Summary of Essential Information" in Part One for each Trust may request an In-Kind Distribution upon the termination of a Trust. Furthermore, for Equity Trusts, a Unit holder who owns at least that minimum amount specified in "Summary of Essential Information" in Part One for such Trusts may request an In-Kind Distribution upon the redemption of Units or the termination of a Trust. The Unit holder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unit Holders-How are Income and Capital Distributed?" Treasury Obligations held by a Growth and Treasury Trust will not be distributed to a Unit holder as part of an In-Kind Distribution. The tax consequences relating to the sale of Treasury Obligations are discussed above. As previously discussed, prior to the termination of a Trust, a Unit holder is considered as owning a pro rata portion of each of the Trust assets for Federal income tax purposes. The receipt of an In-Kind Distribution upon the redemption of Units (for Equity Trusts) or the termination of a Trust would be deemed an exchange of such Unit holder's pro rata portion of each of the shares of stock and other assets held by a Trust in exchange for an undivided interest in whole shares of stock plus, possibly, cash.

The potential tax consequences that may occur under an In-Kind Distribution will depend on whether the Unit holder receives cash in addition to Equity Securities. An "Equity Security" for this purpose is a particular class of stock issued by a particular corporation (and does not include the Treasury Obligations). A Unit holder will not recognize gain or loss with respect to the Equity Securities if a Unit holder only receives Equity Securities in exchange for his or her pro rata portion in the Equity Securities held by a Trust. However, if a Unit holder also receives cash in exchange for a fractional share of an Equity Security held by a Trust, such Unit holder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unit holder and his tax basis in such fractional share of an Equity Security held by a Trust.

Because a Trust will own many Equity Securities, a Unit holder who requests an In-Kind Distribution will have to analyze the tax consequences with respect to each Equity Security owned by a Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unit holder with respect to each Equity Security owned by a Trust. Unit holders who request an In-Kind Distribution are advised to consult their tax advisers in this regard.

Computation of the Unit holder's Tax Basis. Initially, a Unit holder's tax basis in his Units will generally equal the price paid by such Unit holder for his Units. The cost of the Units is allocated among the Securities held in a Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest to the date the Units are purchased in order to determine such Unit holder's tax basis for his pro rata portion of each Security.

A Unit holder's tax basis in his Units and his pro rata portion of a Security held by a Trust will be reduced to the extent dividends paid with respect to such Security are received by a Trust which are not taxable as ordinary income as described above.

General. Each Unit holder will be requested to provide the Unit holder's taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of original issue discount on the Treasury Obligations in Growth and Treasury Trusts may not be subject to taxation or withholding provided certain requirements are met). Such persons should consult their tax advisers.

In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unit holders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unit holders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trust.

It should be noted that payments to the Trusts of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unit holders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trusts. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unit holders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Tax Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

Unit holders will be notified annually of the amounts of original issue discount (in the case of the Growth & Treasury Trusts) and income dividends includable in the Unit holder's gross income and amounts of Trust expenses which may be claimed as itemized deductions.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Are Investments in the Trusts Eligible for Retirement Plans?"

The foregoing discussion relates only to the tax treatment of U.S. Unit holders ("U.S. Unit holders") with regard to Federal income tax. Unit holders may be subject to state taxation and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unit holder" means an owner of a Unit of the Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unit holder in paragraph (a) but whose income from a Unit is effectively connected with such Unit holder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unit holders should consult their tax advisers regarding potential state or local taxation with respect to the Units.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trusts for New York tax matters, under the existing income tax laws of the State of New York, the Trusts are not associations taxable as corporations and the income of the Trusts will be treated as the income of the Unit holders thereof.

Are Investments in the Trusts Eligible for Retirement Plans?

Units of the Trusts are eligible for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                                PORTFOLIO

What are Treasury Obligations?

The Treasury Obligations deposited in the Growth and Treasury Trusts consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of a Growth and Treasury Trust's portfolio to be invested in Equity Securities.

What are the Equity Securities?

Each Trust contains different issues of Equity Securities as described in "The Trusts" in Part Three for each Trust and "Portfolio" appearing in Part One for each Trust. An investment in Units of the Trusts should be made with an understanding of the risks such an investment may entail. Although actions have been taken to provide diversified portfolios of Equity Securities, some inherent risks exist due to the concentration in certain Trusts of the Equity Securities within a specific country, state or geographic area or within specific industries, although a number of companies have significant business activities outside the specific country, state or geographic area. Unpredictable factors include governmental, political, economic and fiscal policies of the specific country, state, geographic area or industry which may have an adverse effect on the performance of the issuers which have significant business activities within the specific country, state, geographic area or industry. In addition, regional influences may affect the performance of the issuers, particularly if an economic downturn or contraction occurs throughout the area. See "Portfolio" in Part Three for each Trust for additional considerations for investors, if applicable.

The Trust consists of such of the Securities listed under "Portfolio" appearing in Part One for each Trust as may continue to be held from time to time in the Trust together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trusts will retain for any length of time their present size and composition. Although a Portfolio is not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. Pursuant to the Indenture and with limited exceptions, the Trustee may sell or keep any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. See "Rights of Unit Holders-How May Securities be Removed from the Trusts?" Equity Securities, however, will not be sold by a Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

Since certain of the Equity Securities in the Trusts may consist of securities of foreign issuers, an investment in these Trusts involves some investment risks that are different in some respects from an investment in a trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Equity Securities. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of Equity Securities included in the Trusts, the Sponsor believes that adequate information will be available to allow the Portfolio Supervisor to provide portfolio surveillance.

The securities of certain of the foreign issuers in the Trusts are in ADR form. ADRs evidence American Depositary Receipts which represent common stock deposited with a custodian in a depositary. American Depositary Shares, and receipts therefor (ADRs), are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the term ADR generally includes American Depositary Shares.

ADRs may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the ADR holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues an ADR generally charges a fee, based on the price of the ADR, upon issuance and cancellation of the ADR. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying share represented by the ADR than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from applications of the tax laws of one nation to nationals of another and from certain practices in the ADR market may also exist with respect to certain ADRs. In varying degrees, any or all of these factors may affect the value of the ADR compared with the value of the underlying shares in the local market. In addition, the rights of holders of ADRs may be different than those of holders of the underlying shares, and the market for ADRs may be less liquid than that for the underlying shares. ADRs are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

For those Equity Securities that are ADRs, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Equity Securities. The foreign issuers of securities that are ADRs may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in ADR form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

On the basis of the best information available to the Sponsor at the present time, none of the Equity Securities are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trusts of dividends due on, or proceeds from the sale of, the Equity Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trusts. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of the Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption.

An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in a Portfolio may be expected to fluctuate over the life of a Trust to values higher or lower than those prevailing on a Unit holder's purchase date.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Whether or not the Equity Securities are listed on a national securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. The investigation by the Securities and Exchange Commission of illegal insider trading in connection with corporate takeovers, and possible congressional inquiries and legislation relating to this investigation, may adversely affect the ability of certain dealers to remain market makers. In addition, the Trusts may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemptions, and the value of the Trusts, will be adversely affected if trading markets for the Equity Securities are limited or absent.

Unit holders will be unable to dispose of any of the Equity Securities in a Portfolio, as such, and will not be able to vote the Equity
Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in a Trust.

The value of the Equity Securities, like the value of the Treasury Obligations in Growth and Treasury Trusts, will fluctuate over the life of a Trust and may be more or less than the price at which they were deposited in the Trust. The Equity Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities. However, the Sponsor believes that, upon termination of a Growth and Treasury Trust, even if the Equity Securities deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Treasury Obligations will provide sufficient principal to at least equal $1.00 per Unit, or $10.00 per Unit for certain Growth and Treasury Trusts (which is equal to the per Unit value upon maturity of the Treasury Obligations). This feature of the Growth and Treasury Trusts provides Unit holders with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $1.00 per Unit (or less than $10.00 per Unit for certain Trusts) this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of a Growth and Treasury Trust on a date when the value of the Units is $1.00 or less (or $10.00 or less for certain Trusts), total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Trustee will have no power to vary the investments of the Trusts, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment, but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from the Trusts?"

Like other investment companies, financial and business organizations and individuals around the world, the Trusts could be adversely affected if the computer systems used by the Sponsor, Evaluator, Portfolio Supervisor or Trustee or other service providers to the Trusts do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator, Portfolio Supervisor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts.

The Year 2000 Problem is expected to impact corporations, which may include issuers of Equity Securities contained in the Trusts, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Equity Securities contained in the Trusts.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Part Two Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trusts. Litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trusts. See Part Three for additional considerations, if applicable.

Legislation. From time to time Congress considers proposals to reduce the rate of the dividends-received deductions. Enactment into law of a proposal to reduce the rate would adversely affect the after-tax return to investors who can take advantage of the deduction. Unit holders are urged to consult their own tax advisers. Further, legislation may be enacted that could negatively affect the Equity Securities in a Trust or the issuers of the Equity Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Equity Securities to achieve their business goals.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid side evaluation of the Treasury Obligations (if applicable) and the aggregate underlying value of the Equity Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus the applicable sales charge.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" appearing in Part One for each Trust in accordance with fluctuations in the prices of the underlying Securities. The aggregate value of the Units of a Trust shall be determined (a) on the basis of the bid prices of the Treasury Obligations (if applicable) and the aggregate underlying value of the Equity Securities therein plus or minus cash, if any, in the Income and Capital Accounts of a Trust, (b) if bid prices are not available for the Treasury Obligations (if applicable), on the basis of bid prices for comparable securities, (c) by determining the value of the Treasury Obligations (if applicable) on the bid side of the market by appraisal, or (d) by any combination of the above.

The aggregate value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made five business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

See "Public Offering" in Part Three for additional information for each Trust.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the secondary market public offering price determined in the manner described above.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

From time to time the Sponsor may implement programs under which broker/dealers, banks or other selling agents of a Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a broker/dealer, bank or other selling agent may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor, in its discretion, may from time to time pursuant to objective criteria established by the Sponsor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of a Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of a Trust. These programs will not change the price Unit holders pay for their Units or the amount that a Trust will receive from the Units sold.

The Sponsor may, from time to time in its advertising and sales materials, compare the then current estimated returns on a Trust and returns over specified periods on other similar trusts sponsored by Nike Securities L.P. with returns on other taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the respective Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of each respective Trust are described more fully elsewhere in this Prospectus and in Part Three for each Trust.

Trust performance may be compared to performance on a total return basis with the Dow Jones Industrial Average, the S&P 500 Composite Stock Price Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge as indicated in Part One for each Trust) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in a Trust on or about the Income Distribution Dates to Unit holders of record on the preceding Income Record Date. See "Summary of Essential Information" appearing in Part One for each Trust. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer. The pro rata share of cash in the Capital Account of each Trust will be computed as of the date indicated in Part One for each Trust. Capital Account distributions to the Unit holders of record of a Trust as of the date indicated in Part One for each Trust will be made on the date indicated in Part One for each Trust. The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Capital Account of a Trust unless the amount available for distribution shall equal at least $1.00 per 1000 Units (if $1.00 per Unit) or $1.00 per 100 Units (if $10.00 per Unit). Proceeds received on the sale of any Securities in a Trust, to the extent not used to meet redemptions of Units or pay expenses, will however be distributed to Unit holders of record as indicated in Part One for each Trust. Income with respect to the original issue discount on the Treasury Obligations in a Growth and Treasury Trust will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by a Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after a Trust is terminated, each Unit holder who is not a Rollover Unit holder, if applicable, will, upon surrender of his Units for redemption, receive: (i) the pro rata share of the amounts realized upon the disposition of Equity Securities, unless he or she elects an In-Kind Distribution as described under "Other Information-How May the Indenture be Amended or Terminated?", (ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations (if applicable) and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations (if applicable) may not be sold to pay for Trust expenses.

The Trustee will credit to the Income Account of a Trust any dividends received on the Equity Securities therein. All other receipts (e.g. return of principal, capital gains, etc.) are credited to the Capital Account of a Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 1,000 Units if $1.00 per Unit (or per 100 Units if $10.00 per Unit). Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unit holder of a Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust;
(3) the redemption price per 1,000 Units if $1.00 per Unit (or per 100 Units if $10.00 per Unit) based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trusts furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

For Equity Trusts, any Unit holder tendering at least the minimum amount specified in "Summary of Essential Information" appearing in Part One for each Trust for redemption may request by written notice submitted at the time of tender from the Trustee in lieu of a cash redemption a distribution of shares of Equity Securities in an amount and value of Equity Securities per Unit equal to the Redemption Price Per Unit as determined as of the evaluation next following tender. However, no In-Kind Distribution requests submitted during the nine business days prior to the Mandatory Termination Date will be honored. To the extent possible, In-Kind Distributions shall be made by the Trustee through the distribution of each of the Equity Securities in book-entry form to the account of the Unit holder's bank or broker/dealer at the Depository Trust Company. An In-Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unit holder will receive his pro rata number of whole shares of each of the Equity Securities comprising the portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unit holder is entitled. The Trustee may adjust the number of shares of any issue of Equity Securities included in a Unit holder's In-Kind Distribution to facilitate the distribution of whole shares, such adjustment to be made on the basis of the value of Equity Securities on the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unit holder, the Trustee may sell Equity Securities in the manner described above.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a

Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "Rights of Unit Holders-How are Income and Capital Distributed?" In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose, or from the Capital Account. All other amounts paid on redemption shall be withdrawn from the Capital Account of a Trust.

The Trustee is empowered to sell Securities of a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. For Growth and Treasury Trusts, Equity Securities will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if the Growth and Treasury Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $1.00 per Unit, or $10.00 per Unit for certain Trusts.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations (if applicable) and the aggregate underlying value of the Equity Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts of a Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in a Trust; (2) the aggregate value of the Securities held in a Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations (if applicable) and the aggregate underlying value of the Equity Securities in a Trust next computed; and (3) dividends receivable on Equity Securities trading ex-dividend as of the date of computation; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of a Trust; (2) any amounts owing to the Trustee for its advances; (3) an amount representing estimated accrued expenses of a Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator and supervisory fees, if any; (4) cash held for distribution to Unit holders of record of a Trust as of the business day prior to the evaluation being made; and (5) other liabilities incurred by a Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The aggregate value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such

Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trusts?

The Portfolio of each Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may
 (but need not) direct the Trustee to dispose of an Equity Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Equity Security, that the issuer of the Equity Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Equity Security, that the issuer has defaulted on the payment on any of its outstanding obligations, that the price of the Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Equity Securities would be detrimental to a Trust. Treasury Obligations in Growth and Treasury Trusts may be sold by the Trustee only pursuant to the liquidation of a Growth and Treasury Trust or to meet redemption requests. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in such Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). Proceeds from the sale of Securities by the Trustee are credited to the Capital Account of a Trust for distribution to Unit holders or to meet redemptions. The Trustee may from time to time retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for a Trust with respect to selling Equity Securities from such Trust. In acting in such capacity the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations in Growth and Treasury Trusts may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of a Growth and Treasury Trust at least equal to $1.00 per Unit, or $10.00 per Unit for certain Trusts. Treasury Obligations may not be sold by the Trustee to meet Trust expenses.

The Sponsor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities. To the extent this is not practicable, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for a Trust, it may be necessary for the Sponsor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold. The Sponsor may consider sales of Units of unit investment trusts which it sponsors in making recommendations to the Trustee as to the selection of broker/dealers to execute the Trusts' portfolio transactions.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined
Series, The First Trust Special Situations Trust, The First Trust
Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor
Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1996, the total partners' capital of Nike Securities L.P.
was $9,005,203 (audited). (This paragraph relates only to the Sponsor and not to the Trusts or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is either Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187 or First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The address of First Trust Advisors L.P. is 1001 Warrenville Road, Lisle, Illinois 60532. See Part One for each Trust to determine if Securities Evaluation Service, Inc. or First Trust Advisors L.P. is evaluating such Trust. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that a Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in a Growth and Treasury Trust, but in no event beyond the Mandatory Termination Date indicated in Part One for each Trust under "Summary of Essential Information." A Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust, by the Trustee in the event that Units of a Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by an Underwriter, including the Sponsor or, for Equity Trusts, by the Trustee when the principal amount of the Equity Securities owned by a Trust as shown by any evaluation, is less than the amount specified in Part One for each Trust. If a Trust is liquidated because of the redemption of unsold Units of the Trust by an Underwriter, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge and the transaction fees (if applicable) paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of a Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Commencing during the period beginning nine business days prior to and no later than the Mandatory Termination Date, Equity Securities will begin to be sold in connection with the termination of a Trust. The

Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of a Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his address appearing on the registration books of a Trust maintained by the Trustee. Not less than 60 days prior to the Mandatory Termination Date, the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (an "In-Kind Distribution"), if such Unit holder owns at least that minimum amount as set forth in "Summary of Essential Information" in Part One for each Trust, rather than receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. An In-Kind Distribution will be reduced by customary transfer and registration charges. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least ten business days prior to the Mandatory Termination Date. Not less than 60 days prior to the termination of the Trust, those Unit holders with at least that minimum amount as set forth in "Summary of Essential Information" in Part One for each Trust, will be offered the option of having the proceeds from the Equity Securities distributed "In-Kind," or they will be paid in cash, as indicated above. For Growth and Treasury Trusts, all Unit holders will receive their pro rata portion of the Treasury Obligations in cash upon the termination of a Trust. A Unit holder may, of course, at any time after the Equity Securities are distributed, sell all or a portion of the shares. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after a Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. In addition, to the extent that Equity Securities are sold prior to the Mandatory Termination Date, Unit holders will not benefit from any stock appreciation they would have received had the Equity Securities not been sold at such time. The Trustee will then distribute to each Unit holder his pro rata share of the balance of the Income and Capital Accounts.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, acted as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The financial statements of the various Series of the Trust appearing in Part One of this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere therein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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Page 22


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Page 23


CONTENTS:
The First Trust Special Situations Trust:
  What is The First Trust Special Situations Trust?       3
  What are the Expenses and Charges?                      3
  What is the Federal Tax Status of Unit Holders?         5
  Are Investments in the Trusts Eligible for
     Retirement Plans?                                    9
Portfolio:
  What are Treasury Obligations?                          9
  What are the Equity Securities?                         9
  What are Some Additional Considerations for
    Investors?                                           12
Public Offering:
  How is the Public Offering Price Determined?           13
  How are Units Distributed?                             13
  What are the Sponsor's Profits?                        14
Rights of Unit Holders:
  How is Evidence of Ownership Issued and
     Transferred?                                        14
  How are Income and Capital Distributed?                15
  What Reports will Unit Holders Receive?                16
  How May Units be Redeemed?                             16
  How May Units be Purchased by the Sponsor?             17
  How May Securities be Removed
    from the Trusts?                                     18
Information as to Sponsor, Trustee and Evaluator:
  Who is the Sponsor?                                    19
  Who is the Trustee?                                    19
  Limitations on Liabilities of Sponsor and Trustee      19
  Who is the Evaluator?                                  20
Other Information:
  How May the Indenture be Amended or
    Terminated?                                          20
  Legal Opinions                                         21
  Experts                                                21

                               ___________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                   FIRST TRUST (registered trademark)

                             The First Trust
                        Special Situations Trust

                               Prospectus
                                Part Two
                            January 30, 1998

                   First Trust (registered trademark)
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                 Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

                          THIS PART TWO MUST BE
                 ACCOMPANIED BY PART ONE AND PART THREE.

                      PLEASE RETAIN THIS PROSPECTUS
                           FOR FUTURE REFERENCE

Page 24





       EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST SERIES

     The First Trust (registered trademark) Special Situations Trust

PROSPECTUS                              NOTE: THIS PART THREE PROSPECTUS
Part Three                                         MAY ONLY BE USED WITH
Dated February 27, 1998                            PART ONE AND PART TWO

The Trusts. The Trusts consist of zero coupon U.S. Treasury bonds and common stocks issued by foreign companies located in countries experiencing rapid growth and industrialization (the "emerging market countries"). Common stocks issued by such companies may be in American Depositary Receipt ("ADR") form, Global Depositary Receipt ("GDR") form or listed on either a national or foreign securities exchange or traded in the over-the-counter market. See "Portfolio" appearing in Part One for each Trust.

The Objective of the Trusts. The objective of each Trust is to protect Unit holders' capital and provide potential capital appreciation by investing a portion of each portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations"), and the remainder of a Trust's portfolio in common stocks issued by foreign companies located in emerging market countries ("Equity Securities"). Collectively, the Treasury Obligations and the Equity Securities are referred to herein as the "Securities." AN INVESTMENT IN EQUITY SECURITIES ISSUED BY COMPANIES LOCATED IN EMERGING MARKET COUNTRIES INVOLVES GREATER RISKS THAN THOSE ASSOCIATED WITH AN INVESTMENT IN DOMESTIC COMMON STOCKS AND MAY BE CONSIDERED SPECULATIVE, ALTHOUGH THE TREASURY OBLIGATIONS SOMEWHAT MITIGATE THE RISK OF THE EQUITY SECURITIES. There is, of course, no guarantee that the objective of the Trusts will be achieved.

Portfolio Supervisor's Annual Fee. First Trust Advisors L.P., the Portfolio Supervisor for the Trusts, has retained Global Assets Advisors, Inc. ("Global Assets Advisors") to provide ongoing research to the Portfolio Supervisor. Such research will consist of information covering the financial condition and business prospects of the equity issuers and an analysis of the emerging market countries, including economic, tax, currency, political, regulatory and other similar risks. The Sponsor believes that the research arrangement is desirable in the present circumstances due to the complexity of the foreign equity security markets and Global Assets Advisors' expertise in providing equity research on individual foreign equity securities, emerging markets and the foreign equity security markets in general. First Trust Advisors L.P. will pay Global Assets Advisors $.0070 per Unit for such research. THE SUPERVISORY FEE IS SET FORTH UNDER "SUMMARY OF ESSENTIAL INFORMATION" IN PART ONE AND IS GREATER FOR THESE TRUSTS THAN FOR OTHER EQUITY SECURITY TRUSTS OF WHICH NIKE SECURITIES L.P. ACTS AS SPONSOR. See "What are the Expenses and Charges?" in Part Two.

Portfolio. The Trusts contain different issues of Equity Securities, all of which are issued by companies located in countries experiencing rapid growth and industrialization ("emerging market countries"). Over the past 20 years, the major percentage of the world stock market capitalization has shifted dramatically from the United States to foreign markets, which now account for approximately two-thirds of the world's equity securities. To achieve the Trusts' objective, the Sponsor is relying on favorable political developments, in which many emerging market countries are embracing democratic governments and their principals of trade liberalization, tariff reduction, free-trade agreements, and the elimination of non-tariff barriers; privatization of industry, as once government-owned enterprises become private-sector entities; improving fiscal disciplines and debt reduction; and active trading of emerging market equity securities.

ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

There can be no assurance, however, that such favorable political developments will occur. In addition, an investment in Equity Securities issued by companies incorporated or headquartered in emerging market countries involves greater risks than those associated with an investment in domestic common stocks. See "Risk Factors" for information concerning the risks inherent in this investment.

Risk Factors. An investment in Units of the Trusts should be made with an understanding of the risks such an investment may entail. Although actions have been taken to provide a diversified portfolio of Equity Securities, some inherent risks exist due to the concentration of the Equity Securities within emerging market countries. Unpredictable factors include the governmental, political, economic and fiscal policies of emerging market countries which, among other things, may adversely affect the payment or receipt of payment of dividends on the relevant Equity Securities or the repatriation of investment income, capital or the proceeds of sales of non-U.S. issuers; small market capitalization and volatility of certain foreign markets, inadequate track record for certain Equity Securities, foreign currency fluctuations against the United States dollar, the liquidity of certain Equity Securities or the currencies in which they are traded, volatile interest rates, exchange control restrictions, foreign tax withholding, expropriation or confiscatory taxation. Emerging markets are immature, sometimes vulnerable to scandal, occasionally manipulated, and, as described below, lack strong governmental supervisions. In recent years, many emerging markets have experienced record levels of new capital inflows making them vulnerable to short-term speculators who might liquidate investments at the first sign of a bearish market, thus creating illiquidity in the market. In addition, regional influences may affect the performance of issuers, particularly if an economic downturn or contraction occurs throughout an emerging market. Also, fixed brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of Equity Securities included in the Trusts, the Sponsor believes that adequate information will be available to allow the Portfolio Supervisor to provide portfolio surveillance.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Sales of non-exempt Equity Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Equity Securities by the Trusts will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Equity Securities, investors should realize that the Equity Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The markets for Equity Securities, as well as the individual securities, in lesser developed countries are often substantially smaller, less liquid and more volatile than those in industrialized countries. This may adversely effect the market price of such Equity Securities and limit the Trusts' ability to dispose of a particular Equity Security in order to meet redemption requests or to remove a security as provided for in "How May Securities be Removed from the Trusts?" in Part Two. Certain countries restrict foreign investment, including limiting foreign investors to the ownership of a specified class of shares or requiring foreign investors to dispose of securities already owned if foreign ownership exceeds certain levels. The imposition of such requirements on the Trusts may result in a Trust disposing of Equity Securities at a time when it is disadvantageous to Unit holders. In addition, certain of the Equity Securities in the Trusts trade in countries which have restrictions on the settlement of transactions on either the purchase or sale side, or both, which are more onerous than those imposed on U.S. transactions. Such restrictions could cause delays or increase the costs associated with the purchase and sale of the individual equity securities and correspondingly could affect the price of the Units.

The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain developing countries have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and balance of trade difficulties and extreme poverty and unemployment. Also, there is a possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, including foreign exchange controls, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of the Trusts' investments in Equity Securities from those countries.

The securities of certain of the foreign issuers in the Trusts are in either ADR or GDR form. ADRs evidence American Depositary Receipts which represent common stock deposited with a custodian in a depositary. American Depositary Shares, and receipts therefor (ADRs), are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. GDRs evidence Global Depositary Receipts which also represent common stock deposited with a custodian in a depositary. Global Depositary Shares, and receipts therefor (GDRs), are issued by a foreign bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the term ADR generally includes American Depositary Shares and the term GDR generally includes Global Depositary Shares. Collectively, ADRs and GDRs are referred to herein as Depositary Receipts.

Exchange Rate. The Trusts are comprised of Equity Securities that are principally traded in foreign currencies resulting in investment risks that are substantially different from an investment in a trust which invests in securities that are principally traded in United States dollars. The United States dollar value of a portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty, which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in their balance of trade.

The following table sets forth, for the periods indicated, the low and high range of fluctuation concerning the equivalent U.S. dollar rates of exchange for the listed currencies. Fluctuation of the rates that have occurred in the past are not necessarily indicative of fluctuations that may occur over the life of the Trusts.

                                                            FOREIGN EXCHANGE RATES

                                                Range of Fluctuations in Foreign Currencies
                                                                    Low-High

                    Argentina                              Brazil                                 Chile
                    _______                                ______                                 _____
1997                .9993-1.000                            1.0385-1.1161                          411.65-441.25
1996                1.000-1.0005                           .9719-1.0403                           402.25-424.97
1995                0.9991-1.0010                          0.8340-0.9717                          371.04-416.77
1994                0.9979-0.9999                          0.167-1.00                             409.68-431.04
1993                0.977-1.0042                           12.4-320.9                             382.97-431.04
1992                0.9965-1.003                           1.319-12.387                           333.74-382.00
1991                0.942-0.9985                           0.22-1.069                             337.34-374.51
1990                0.1865-0.6195                          0.177-0.018                            295.18-337.09
1989                0.001344-0.1895                        0.001-0.011                            245.84-297.37
1988                0.000127-0.001333                      0.0008-0.01133                         240.9-247.89
1987                0.000378-0.00035                       0.0000732-0.000763                     205.18-238.14
1986                0.0000801-0.000126                     0.0000151-0.000071                     185.7-204.73

                    Hong Kong                  South Korea                Malaysia                   Mexico
                    _______                    ______                     _____                      ______
1997                7.7075-7.7505              839.4-1,962.5              2.471-3.920                7.712-8.450
1996                7.7242-7.7422              771.7-841.4                2.484-2.5625               7.325-8.0075
1995                7.7270-7.7573              753.0-791.3                2.4373-2.5605              5.2500-7.7450
1994                7.7235-7.7365              793.8-808.9                2.5505-2.7700              3.106-3.4365
1993                7.724-7.756                794-808.8                  2.541-2.7001               3.094-3.23
1992                7.723-7.762                762-788.4                  2.4865-2.723               3.057-3.147
1991                7.735-7.7961               719-760.8                  2.6825-2.796               2.926-3.089
1990                7.7601-7.811               686.3-716.4                2.681-2.731                2.667-2.948
1989                7.7749-7.814               666.3-880.6                2.661-2.767                2.31-2.64
1988                7.79-7.816                 684.1-781.6                2.495-2.718                2.2207-2.281
1987                7.78-7.8091                792.3-857.2                2.488-2.606                0.9881-2.2097
1986                7.784-7.814                861.4-889.8                2.418-2.6925               0.4052-0.9235

                    Philippines                Singapore                  Taiwan                     Thailand
                    _______                    ______                     _____                      ______
1997                26.28-41.5                 1.399-1.6985               27.32-32.95                23.15-47.15
1996                26.1-26.3                  1.394-1.4258               27.131-27.762              25.18-25.655
1995                24.40-26.24                1.3900-1.4585              25.3200-27.4985            24.530-25.250
1994                24.84-27.69                1.4645-1.5927              26.04-27.05                24.92-25.47
1993                24.72-29.81                1.5785-1.6451              36.4-27.1636               25.12-25.54
1992                23.1-27.5                  1.5923-1.6605              24.507-25.7475             25.09-26.13
1991                24.72-29.81                1.6305-1.7931              25.47-27.48                25.15-25.73
1990                23.1-27.5                  1.7048-1.8843              25.915-27.5                25.09-26.01
1989                21.27-22.32                1.8944-1.966               25.4-28.23                 25.36-25.97
1988                20.73-21.3                 1.9428-2.0413              28.14-28.99                25.06-25.55
1987                20.43-21.1                 1.9985-2.1334              28.6-35.55                 25.07-25.95
1986                19.056-22.05               2.1285-2.231               35.66-39.9                 26.07-26.55

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the Trusts will be concluded by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

Public Offering. The Public Offering Price is based on the aggregate bid side evaluation of the Treasury Obligations and the U.S. dollar aggregate underlying value of the Equity Securities in the Trusts (as determined based on the bid side of the relevant exchange rate at the 12:00 p.m. New York spot price on the day of pricing) and including the estimated costs of the disposition of the Equity Securities, plus or minus the U.S. dollar equivalent of cash, if any, in the Income and Capital Accounts of the Trusts, plus a sales charge set forth in Part One, divided by the number of outstanding Units of the Trusts.

The minimum purchase of a Trust is $1,000. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

Number of Units                                 Percent of          Percent of
                                                Offering            Net Amount
                                                Price               Invested
_________________                               ________            ___________
 10,000 but less than 50,000                    0.60%               0.6036%
 50,000 but less than 100,000                   1.30%               1.3171%
100,000 or more                                 2.10%               2.1450%

A dealer will receive from the Sponsor a dealer concession of 65% of the total sales charge for Units sold.

Any such reduced sales charge shall be the responsibility of the selling underwriter or dealer. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one underwriter or dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the dealer of any such combined purchase prior to the sale in order to obtain the indicated discount. In addition, with respect to the employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and the underwriters and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price.

What is the Federal Tax Status of Unit Holders?

In addition to the information contained in "What is the Federal Tax Status of Unit Holders?" in Part Two, it should be noted that payments to the Trusts of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unit holders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trusts. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unit holders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States purposes with respect to such taxes. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

       EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST SERIES

     The First Trust (registered trademark) Special Situations Trust

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule




                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 108 EMERGING MARKETS GROWTH & TREASURY SECURITIES TRUST, SERIES 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on February 27, 1998.

                     THE FIRST TRUST SPECIAL SITUATIONS TRUST,
                       SERIES 108
                     EMERGING MARKETS GROWTH & TREASURY
                       SECURITIES TRUST, SERIES 1
                                    (Registrant)
                     ByNIKE SECURITIES L.P.
                                    (Depositor)


                     ByRobert M. Porcellino
                         Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

Robert D. Van Kampen    Director of       )
                      Nike Securities     )
                        Corporation,      )    February 27, 1998
                    the General Partner   )
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
David J. Allen        Director of Nike    )    Attorney-in-Fact**
                  Securities Corporation,
                   the Genral Partner of
                    Nike Securities L.P.

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1998 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Special Situations Trust dated February 25, 1998.



                                        ERNST & YOUNG LLP





Chicago, Illinois
February 24, 1998